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                                                                  EXHIBIT 10.3




                          GENERAL INTANGIBLES MORTGAGE
                             AND SECURITY AGREEMENT


                 This GENERAL INTANGIBLES MORTGAGE AND SECURITY AGREEMENT is entered into this 22nd day of April, 1996, between NEI/GTEL ENVIRONMENTAL LABORATORIES, INC., ("Mortgagor"), a Delaware corporation having its principal executive office at 60 Seaview Boulevard, Port Washington, New York 11050 and THE CIT GROUP/CREDIT FINANCE, INC. (the "Secured Party"), a Delaware corporation having its principal executive office at 135 West 50th Street, New York, New York 10020.

                 WHEREAS, Mortgagor, the other borrowers signatory thereto (the "Other Borrowers") and the Secured Party, have entered into a Loan and Security Agreement dated the date hereof (the "Loan Agreement") (capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Loan Agreement); and

                 WHEREAS, pursuant to the Term Loan and the Revolving Loan, Mortgagor and the Other Borrowers have received and will receive revolving loans and a term loan and other financial accommodations from the Secured Party and expect to incur Obligations, as that term is defined in the Loan Agreement; and

                 WHEREAS, in order to induce the Secured Party to make the Term Loan and Revolving Loan to Mortgagor and the Other Borrowers as provided in the Loan Agreement, Mortgagor has agreed to grant to the Secured Party security and assurance in order to secure the payment and performance by it and the Other Borrowers of all the Obligations, and to that effect to grant to the Secured Party a first priority security interest and mortgage in all of the now existing and hereafter created or acquired patents, copyrights, trademarks, trade names, trade service styles, service marks, and all licenses, permits and authorizations required by law that may be necessary to own Mortgagor's property and conduct its business as it is presently conducted or as Mortgagor intends to conduct it hereafter, and the entire goodwill of the business of Mortgagor connected with and symbolized by such trademarks, service marks and trade names and all of the other general intangibles of Mortgagor.

                 NOW THEREFORE, in order to secure all present and future Obligations of the Mortgagor and the Other Borrowers to the Secured Party, and the payment and performance of all Obligations of the Mortgagor herein, and the Mortgagor and the Other Borrowers in the Loan Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Mortgagor hereby irrevocably grants, assigns,





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bargains, mortgages, pledges and creates a security interest having priority over all other security interests unto the Secured Party, with power of sale upon the occurrence of an Event of Default under the Loan Agreement, of all of Mortgagor's right, title and interest in and to all General Intangibles (as hereinafter defined) including, without limitation, all of the entire right, title and interest of Mortgagor throughout the world in and to:

                          (a) The United States Patents and applications for patents described on Exhibit "A" annexed hereto and all other United States patents and all applications for patents or like protection of Mortgagor now existing or hereafter filed or acquired;

                          (b) The inventions disclosed and/or claimed in all of the said United States and foreign patents and applications for patents, and all other inventions now owned by Mortgagor or hereinafter made, created or acquired by or for Mortgagor whether or not any of said inventions are patentable;

                          (c) All other applications for patent or like protection of any of said inventions that have now or may in the future be filed by Mortgagor, or by the assignor(s) of the rights to said inventions to Mortgagor, whether in the United States or in any other country or place anywhere in the world;

                          (d)     All other patents or like protection
                 including, without limitation, patents for computer software programs, that have been or may in the future be granted on any of the aforesaid inventions and/or applications, to Mortgagor, or to any assignor of the rights to any such invention to Mortgagor, whether in the United States or in any other country or place anywhere in the world;

                          (e) All copyrights of Mortgagor, including, without limitation, copyrights for computer software programs, now existing or hereafter acquired, whether or not the underlying works of authorship have been published and whether said copyrights are statutory or arise under the common law, all applications of Mortgagor for copyright presently existing or hereafter filed or acquired and all works of authorship and other intellectual property rights now owned or hereafter created by or for, or acquired by Mortgagor;

                          (f)     All trademarks, service marks and
                 applications to register the same of Mortgagor, whether registered or unregistered and wherever registered, now existing or hereafter arising, created or acquired by Mortgagor;




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                          (g)     All renewals, reissues, continuations,
                 extensions or the like of any patents, copyrights, trademarks, service marks and like protection, including without limitation, those obtained or permissible under past, present and future laws and statutes;

                          (h) All rights of action on account of past, present and future unauthorized use of any of said inventions, copyrights, trademarks or service marks and for infringement of said patents, copyrights, trademarks or service marks and like protection;

                          (i) The right to file and prosecute applications for patents, copyrights, and for registration of trademarks and service marks on any of said inventions, copyrights, trademarks, service marks or for similar intellectual property in the United States or any other country or place anywhere in the world;

                          (j) The entire goodwill of the business of Mortgagor connected with and symbolized by the trademarks, service marks, trade names and the other general intangibles of Mortgagor;

                          (k) All of Mortgagor's trade names, customer lists, trade secrets, corporate and other business records, license rights, advertising materials, operating manuals, methods, processes, know-how, sales literature, drawings, specifications, descriptions, inventions, name plates, catalogs, dealer contracts, supplier contracts, distributor agreements, confidential information, consulting agreements, engineering contracts, and all other assets which uniquely reflect the goodwill of the business of Mortgagor to which said general intangibles relate; and

                          (l) All other intangible property specified in the Loan Agreement and not otherwise specified herein; and

                          (m) All of the proceeds of any of the foregoing (the intangible assets enumerated in sub-paragraphs (a) through (m) being hereinafter collectively referred to as the "General Intangibles").

                 TO HAVE AND TO HOLD the same unto the Secured Party, its successors and assigns, forever; provided, however, that the mortgage, lien and security interest in the General Intangibles granted to the Secured Party hereunder are upon the express condition that if the Mortgagor and the Other Borrowers shall pay and discharge the Obligations and the Indebtedness evidenced by the Loan Agreement in accordance with the terms thereof, and all other sums that may be secured thereby, and the Loan Agreement shall be




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terminated, then this General Intangibles Mortgage and Security Agreement and the mortgage, lien and security interest hereby granted shall cease, terminate and be void, and the entire right and interest in said General Intangibles created by this General Intangibles Mortgage and Security Agreement shall be released (at the Mortgagor's expense) to Mortgagor, otherwise this General Intangibles Mortgage and Security Agreement is to remain in full force and effect.

                 MORTGAGOR AGREES that in addition to the rights and remedies given to the Secured Party under the Loan Agreement upon the occurrence of any Event of Default under the Loan Agreement, the Secured Party shall have the rights and remedies of a secured party under the Uniform Commercial Code, including the power to sell, assign and convey the General Intangibles, in whole or in part, for cash or on credit, at public sale or private sale. The Secured Party may be the purchaser of any or all of the General Intangibles at any sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the General Intangibles sold at such sale, to use and apply any of the Obligations as a credit on account of the purchase price of any General Intangibles payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Mortgagor, and Mortgagor hereby waives (to the fullest extent permitted by law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Mortgagor agrees that, to the extent notice of sale shall be required by law, twenty (20) days' notice to Mortgagor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notice. The Secured Party shall not be obligated to make any sale of General Intangibles regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Mortgagor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which any General Intangibles may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such General Intangibles to more than one offeree. For such purposes and in the event of Mortgagor's default hereunder or the occurrence of any Event of Default under the Loan Agreement, Mortgagor hereby authorizes and empowers the Secured Party to make, constitute and appoint any officer or agent of the Secured Party as the Secured Party may select, in its exclusive discretion, as Mortgagor's true and lawful attorney-in-fact, with the power to endorse Mortgagor's name on all applications, documents, papers and instruments as may be necessary for the Secured Party to have the full benefit of this General





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Intangibles Mortgage and Security Agreement, including, but not limited to, the full right consistent with applicable law, to use the General Intangibles described herein or to grant or issue any exclusive or non-exclusive license under such General Intangibles to anyone else, or as may be necessary for the Secured Party to assign, pledge, convey or otherwise transfer title in and to or otherwise dispose of the General Intangibles. Mortgagor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.
This power of attorney shall be irrevocable for the life of this General Intangibles Mortgage and Security Agreement, the Loan Agreement, and until Mortgagor's and the Other Borrowers' Obligations are satisfied in full.

                 MORTGAGOR FURTHER AGREES (a) while a secured party or mortgagee, the Secured Party shall have no obligation or responsibility to protect or defend the General Intangibles or the right to use thereof, and Mortgagor shall, at its own expense, protect, defend and maintain the same to the full extent advisable for its business including, in the case of any General Intangibles which are copyrights or patents for computer software programs, maintaining all user and system documentation, a copy of the most recent version of object code and a copy of the fully narrated source code for the software programs in a place which is accessible to the Secured Party, the location of which Mortgagor will designate in writing to the Secured Party, and
(b) to use its best efforts to detect any infringers of the rights described herein and shall forthwith advise the Secured Party in writing of material infringements detected, and (c) if Mortgagor fails to comply with the foregoing, the Secured Party may do so in Mortgagor's name to the extent permitted by law, but at Mortgagor's expense, and Mortgagor hereby agrees to reimburse the Secured Party in full for all expenses, including reasonable attorneys' fees, incurred by the Secured Party in protecting, defending and maintaining the General Intangibles.

                 MORTGAGOR FURTHER AGREES and covenants that it will, at its own expense, notify its successors and assigns, execute all papers and perform such other acts as may be reasonably necessary to give the Secured Party, its successors, assigns and participants, the full benefit of this General Intangibles Mortgage and Security Agreement.

                 Mortgagor hereby represents, warrants, covenants and agrees that:

                          (a) Except for the security interest granted to the
                 Secured Party hereby it is and will continue to be the owner of all of its General Intangibles free from any adverse claim, security interest or encumbrance in favor of any person other than the Secured Party.

                          (b) It has the full right and power to grant the




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                 security interest in its General Intangibles made hereby.

                          (c) It has made no previous assignment, transfer or
                 agreements in conflict herewith or constituting a present or future assignment, transfer, or encumbrance on any of the General Intangibles.

                          (d) Except for the lien instruments filed or to be
                 filed with the United States Patent and Trademark Office or the United States Office of Copyrights, Library of Congress, in respect to the security interest granted to the Secured Party hereby, there is no financing statement or other document or instrument now signed or on file in the United States Patent and Trademark Office or the United States Office of Copyrights, Library of Congress, covering any part of the General Intangibles, and so long as any of the Obligations remain outstanding under the Loan Agreement, it will not execute, and there will not be on file in the United States Patent and Trademark Office or the United States Office of Copyrights, Library of Congress, any such financing statement or other document or instruments.

                          (e) Subject to any written limitation stated therein
                 or in connection therewith, all information furnished to the Secured Party concerning the General Intangibles and proceeds thereof, or otherwise for the purpose of obtaining the Term Loan and the Revolving Loan, is or will be at the time the same is furnished, accurate and correct in all material respects.

                          (f) To the best of Mortgagor's knowledge and belief
                 after due inquiry, no material infringement or unauthorized use presently is being made of any General Intangibles.

                 Throughout the term of this General Intangibles Mortgage and Security Agreement, Mortgagor shall diligently prosecute all applications for patents, copyrights and trademarks and shall file and prosecute any and all continuations, continuations-in- part, applications for reissue, applications for certificate of correction and like matters as shall be reasonably indicated to be desirable from facts available to it from time to time during the term of this General Intangibles Mortgage and Security Agreement, and Mortgagor shall bear the entire cost of all such filing and proceedings. Mortgagor agrees to retain an experienced and reputable copyright and trademark counsel approved by the Secured Party for the filing and prosecution of all such applications and other proceedings.

                 Mortgagor agrees to pay when due all fees, including license fees, taxes and other expenses which shall be incurred or




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which shall accrue with respect to any of the patents or patent applications, copyrights and copyright applications, trademarks and trademark applications and know-how within the General Intangibles.

                 Mortgagor shall not allow any patent, copyright, trademark, trade name, service mark or any application for patent, copyright, trademark or like protection included within the General Intangibles to become abandoned, nor any patent, copyright, trademark or like protection to be forfeited or dedicated to the public without the express written approval of the Secured Party and any license thereof by Mortgagor shall be legally sufficient to prevent any abandonment, forfeiture or dedication to public use. In the event any pending or hereafter filed patent or trademark application, other than trademark renewal applications, has been finally rejected by the United States Patent and Trademark Office and Mortgagor has exhausted its administrative remedies, Mortgagor may abandon the same after sixty (60) days' written notice to the Secured Party, who may thereafter at its own expense pursue judicial appeals. Mortgagor shall cooperate in any such appeal.

                 The Secured Party may, upon prior notice to the Mortgagor, at its option, whether before or after default, but without obligation to do so, discharge taxes, liens, or security interests or other encumbrances at any time levied or placed upon the General Intangibles, or pay for maintenance or preservation of the General Intangibles, or pay any other fee, attorneys' fee or other expenses necessary to preserve and protect the assignment and security interest hereby granted.

                 Mortgagor shall be liable for and shall pay (i) all reasonable out-of-pocket expenses incurred by the Secured Party in connection with the preparation of this General Intangibles Mortgage and Security Agreement, and with any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby shall be consummated), (ii) all reasonable expenses incurred by the Secured Party in connection with the enforcement of the rights of the Secured Party in connection with this General Intangibles Mortgage and Security Agreement and (iii) except to the extent resulting from the Secured Party's intentional misconduct, all damages and reasonable expenses incurred by the Secured Party with respect to any action which may be instituted by any Person against the Secured Party in respect of or in connection with this General Intangibles Mortgage and Security Agreement or as a result of any transaction, action or non-action arising from this General Intangibles Mortgage and Security Agreement; including, in each such case, without limitation, the reasonable fees and disbursements of counsel for the Secured Party.

                 Any provisions hereof found to be invalid under the law of the United States of America, the State of New York or any other State having jurisdiction, shall be invalid only with respect to




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the offending provision. All words used herein shall be construed to be of such gender or number as the circumstances require. This General Intangibles
Mortgage and Security Agreement shall be binding upon the successors or assigns of the parties hereto, but shall inure to the benefit of the successors, assigns or participants of the Secured Party only. THE LAW OF THE STATE OF NEW YORK SHALL, EXCEPT TO THE EXTENT THE CREATION OR PERFECTION OF A SECURITY INTEREST IS REQUIRED TO BE GOVERNED BY FEDERAL LAW, APPLY TO THIS GENERAL INTANGIBLES MORTGAGE AND SECURITY AGREEMENT AND ITS CONSTRUCTION AND INTERPRETATION.

                 The Secured Party shall permit the Mortgagor to control and manage the General Intangibles in the operation of Mortgagor's businesses including rights of manufacture, use and sale granted by said General Intangibles, and to receive and use the income, revenue and profits arising from said General Intangibles and the proceeds thereof in the same manner and with the same effect as if this General Intangibles Mortgage and Security Agreement had not been made so long as the Mortgagor shall pay and satisfy the Obligations secured by this General Intangibles Mortgage and Security Agreement.

                 Until the occurrence of an Event of Default as defined in the Loan Agreement, the Mortgagor may continue to use the General Intangibles in the ordinary course of its business, subject, however, to the rights of the Secured Party in respect of the General Intangibles.

                 The rights and remedies of the Secured Party under this General Intangibles Mortgage and Security Agreement shall be cumulative and non-exclusive of any other rights or remedies which it may have under any other agreement or instrument, by operation of law or otherwise.




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         IN WITNESS WHEREOF, the Mortgagor and the Secured Party have caused this General Intangibles Mortgage and Security Agreement to be duly executed the day and year first above written.

[Corporate Seal]                      NEI/GTEL ENVIRONMENTAL LABORATORIES, INC.



/s/ Elliot Laitman
--------------------------            By:  /s/ John Gaspari
    Asst. Secretary                        --------------------------
                                           Name:   John Gaspari
                                           Title:  CEO


                                      THE CIT GROUP/CREDIT FINANCE,
                                      INC.


                                      By:  /s/ Arthur McCray
                                         --------------------------
                                           Name:  Arthur McCray
                                           Title: AVP


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                                                                       EXHIBIT A


                                    PATENTS


                           U.S. Patent No. 5,450,948




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